UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Kennedy Capital ESG SMID Cap Fund

(Institutional Class: KESGX)

Kennedy Capital Small Cap Growth Fund

(Institutional Class: KGROX)

Kennedy Capital Small Cap Value Fund

(Institutional Class: KVALX)

ANNUAL REPORT

DECEMBER 31, 2023

Kennedy Capital Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	11
Schedule of Investments	17
Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	49
Supplemental Information	51
Expense Example	58

This report and the financial statements contained herein are provided for the general information of the shareholders of the Kennedy Capital Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.kennedycapital.com

Executive Summary

The Kennedy Capital ESG SMID Cap Fund gained 16.56% (net of fees) in 2023, underperforming the Russell 2500™ benchmark by 86 basis points (bps). The underperformance in 2023 was driven by unfavorable stock selection in the Consumer Staples, Financials, and Consumer Discretionary sectors, partially offset by favorable selection in Industrials and Health Care, and favorable sector allocation in Industrials. The portfolio is fossil fuel free, has significantly lower greenhouse gas emissions in comparison to the benchmark*, and has no exposure to the producers of tobacco, civil firearms, or controversial weapons. The portfolio has broad exposure across the growth-to-value style spectrum, with modest under- and over-weight positioning across sectors.

Strategy Overview

We seek to outperform the Russell 2500™ Index, while optimizing the portfolio for financially material Environmental, Social, and Governance (ESG) considerations. Our approach to stock selection and portfolio construction is both inclusionary and exclusionary in nature. The inclusionary component of our process is based on identifying small and mid-cap companies that leverage an environmental advantage or offer a solution to a societal problem as part of the company’s product or service offerings. As part of our long-term risk management framework, we also consider each investment candidate’s governance framework and greenhouse gas emissions as part of our analysis. The exclusionary component of our process results in a portfolio that is fossil fuel free (defined as having no carbon reserves on the balance sheet), and has no exposure to producers of tobacco, civil firearms, or controversial weapons. The end result is a portfolio with exposure to many compelling, financially material societal and environmental trends, a significantly lower carbon footprint*, and favorable governance characteristics. We believe thoughtful integration of these material ESG considerations has the potential to manage long-term risk and optimize alpha generation.

Performance Review

2023 was a volatile year for Small- and Mid-Cap US equities. The regional banking crisis took center stage early in the year, and tightening actions from the US Federal Reserve gave way to an outlook for stable to declining interest rates as the year concluded. The fund underperformed its benchmark during the first half of 2023, which we believe was tied to fundamentals taking a backseat to some degree of emotional trading in the equity markets. Performance improved in the second half of the year, as fundamentals came back into focus, resulting in modest underperformance for the year as a whole.

Lingering effects of the COVID-19 pandemic were also at play in 2023, with healing supply chains leading to significant inventory destocking in certain sectors and industries. This caused a temporary negative impact on company fundamentals, but also created some buying opportunities for businesses with attractive long-term prospects.

We were especially pleased with the favorable relative performance in the Health Care sector in 2023. The market’s focus on GLP-1 weight loss drugs resulted in an assumption of radically changing prospects for a number of companies. This negativity in the sector drove valuations of some businesses to unusually attractive levels, and we took advantage of several opportunities for new Health Care buys as the year progressed. In certain instances, we’ve already observed the market taking a more realistic view of the intermediate-term impact of GLP-1’s reflected in improved share price performance.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

1

Portfolio Characteristics and Positioning

*As of 12/31/23, the fund had weighted average carbon emissions (Scope 1, reported and estimated) of 85,631 metric tons, an 89% reduction from the weighted average emissions of the benchmark. The portfolio had zero carbon reserves, while the benchmark had reserves that equate to over 672 million metric tons of potential future emissions. The weighted average governance score of the portfolio (based on Institutional Shareholder Services’ Quality Score metric) was 3.39 compared with 4.29 for the Russell 2500TM, or 21% more attractive (lower score is better).

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas and are not driven by a top-down forecast or macroeconomic model. As of 12/31/23, the portfolio was overweight the Industrials and Health Care sectors, and underweight Energy and Consumer Discretionary.

Outlook

Similar to the sentiment at the start of 2022 and 2023, we enter 2024 with the US economy on generally stable footing and unemployment at low levels, but ongoing concerns about a potential recession. Unique to 2024, however, the starting point for interest rates is much higher, allowing for more flexibility in monetary policy. Now more than ever, we believe market sentiment and the outlook for interest rates are inextricably linked.

The significant rally experienced in small- and mid-cap stocks in the last several weeks of 2023 is indicative of the valuation gap in comparison to large cap equities, and investors’ perception regarding the sensitivity of smaller companies’ values to changes in interest rates. We continue to see attractive values in our investable universe, but stock selection will be increasingly important given the recent move higher in equity valuations. We continue to prioritize balance in the portfolio construction and stock selection process, striving to create a portfolio where performance is not tied to one particular economic backdrop.

We remain confident in our ability to construct a portfolio with attractive ESG characteristics that strives to deliver relative investment outperformance over the long term. As always, we appreciate the confidence you place in our team.

Sincerely,

Christian McDonald

Portfolio Manager

*Source: Factset Research Systems Inc.

*Based on Global Industry Classification Standard (GICS), which was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.(S&P). Excludes cash.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

2

*Carbon Emissions (Scope 1 Wtd. Avg., mt.) is a weighted average of companies’ reported or estimated Scope 1 greenhouse gas emissions measured in metric tons. Scope 1 emissions are those from sources owned or controlled by the company, typically direct combustion of fuel as in a furnace or vehicle. Exposure to Fossil Fuels is a measurement of how much of a company’s business model is invested in or tied to fossil fuels. The Governance Score is the ISS Governance QualityScore, which is derived from publicly disclosed data on a company’s governance practices and for which a lower score is preferable and a score 10 is considered high risk.

The views in this letter were as of 12/31/2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the ESG SMID Cap fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small-mid capitalization (“SMID cap”) stocks. SMID cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. ESG criteria may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund may forgo some market opportunities available to funds that do not use these criteria. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies. Must be preceded or accompanied by a prospectus.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

3

Summary

The Kennedy Capital Small Cap Growth Fund returned +16.53% (net of fees) for the calendar year 2023. This compares to a gain of +18.66% for the Russell 2000® Growth benchmark.

Equity markets returns in 2023 were ultimately quite constructive but the path was very volatile and dominated by expectations for interest rates. All year long, market participants were hyper-focused on every nuanced bit of news that might indicate the future path of the Fed Funds Rate, a key macro factor that will impact the depth and duration of this business cycle. While the Federal Reserve steadily increased the Fed Funds Rate during the year, from 4.5% at the start to the current 5.25-5.50% level, it is the longer term 2 & 10-year Treasury yields that imbed the market’s expectations of the future Fed Fund path (and thus the economy as well). Simply looking at the 10-year Treasury yield’s small increase between the year’s beginning & ending levels (3.5% and 3.9%, respectively), one might have thought that 2023 bore few surprises. However, the path of this yield was much more volatile, peaking at 5% in October and then dropping dramatically in the last two months of the year, largely explaining the hyper-volatile moves in the equity markets. Commentary from the Fed Chair indicating that we have seen the end of rate hikes this cycle was the catalyst for the most recent Q4 rally.

Negative earnings revisions were the other primary driver of both individual company and overall market returns in 2023, as the impacts of normalizing inventory levels, slowing inflation, and weaker pockets of demand became fully realized. These impacts were more acutely felt by smaller-capitalization companies which comparatively skew more cyclical and/or are impacted by physical supply chains.

Overall, despite the volatility, the macro-economic backdrop ending up being roughly as we originally expected (i.e., settling around 4%ish long-term rates & a “soft landing” for the economy) and a reasonable environment for investing for growth. However, while the absolute performance for the strategy was good, the relative performance was slightly disappointing with the delta entirely self-inflicted due to several stock specific missteps in the Health Care sector.

Performance Review and Positioning

For calendar year 2023, the Kennedy Small Cap Growth fund returned +16.53% (net of fees), underperforming the Russell 2000® Growth Benchmark by 213 basis points. Relative underperformance in the fund was driven primarily by weak stock selection in Health Care and Industrials. This was partially offset by strong relative returns from holdings in the Consumer Staples sector, as well as the positive relative impact of not owning any companies in the Energy sector, which underperformed during this time period.

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas and are not driven by a top-down forecast or macroeconomic model. Our investment process seeks to identify companies with high current and/or future returns on investment with opportunities to invest in higher-than-average growth. As of 12/31/23, this resulted in our largest overweight sectors in the portfolio (relative to the Russell 2000® Growth Benchmark) being Industrials, Information Technology, and Real Estate. The largest underweight sectors relative to the benchmark were Energy, Materials, and Health Care.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

4

Outlook

Entering 2024 there is improved visibility on the key macro inputs, which should enable investors to return the focus to individual company earnings execution and longer-term growth opportunities. We believe the next meaningful leg of market performance will require improving corporate earnings and this should also lead to a broadening out of the market, benefiting small-capitalization stocks. While incremental macro-economic data continues to support the consensus view that “peak rates” are in, we do anticipate some continued volatility relating to the exact timing and realization of future rate reductions vs. expectations. This makes any short-term relative performance difficult to predict, but we believe that our strategy of investing in companies with higher *CFROIs (cash flow return on investment) and higher asset growth (i.e., re-investment opportunities) will mean that they are better positioned to deliver on earnings growth expectations over the next couple of years. Assuming our companies can execute against these growth opportunities, we believe this should be a recipe for longer term outperformance.

Thank you for your continued confidence in the Kennedy Capital team.

Sincerely,

Jean Barnard, CFA®

Portfolio Manager

Ryan Dunnegan, CPA

Assistant Portfolio Manager

Alex Mosman, CFA®

Assistant Portfolio Manager

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

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The views in this letter were as of December 31, 2023, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

* A cash flow return on investment (CFROI) is a valuation metric that acts as a proxy for a company's economic return. CFROI is defined as the average economic return on all of a company's investment projects in a given year. This return is compared to the cost of capital, or discount rate, to determine value-added potential.

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the Kennedy Capital Small Cap Growth fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small capitalization (“Small cap”) stocks. Small cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies. Must be preceded or accompanied by a prospectus.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

6

Summary

The Kennedy Capital Small Cap Value Fund returned 16.55% (net of fees) over the 12-month period ending 12/31/2023. This compares to a 14.65% return for the Russell 2000® Value benchmark.

2023 ended much differently than it started. A quick rehash of key market events/themes in 2023:

-	Rising interest rates: In an effort to combat inflation, the Federal Reserve further raised the Federal Funds rate to 5.25 – 5.50% from 4.50% at the start of the year (and from 0.25% at the beginning of 2022). The yield on the 10-year treasury rose from 3.50% to a peak of 5.0% in October. As discussed in prior commentaries, rising interest rates are a headwind to equity valuations, which helps explain subdued market performance in the first three quarters of 2023.

-	Turbulence in the Regional Banking sector: The sharp rise in interest rates created an asset/liability mismatch issue within the banking sector, prompting the failure of three large regional banks: Silicon Valley Bank (SIVB), Signature Bank (SBNY), and First Republic (FRCB). Fears of a widespread banking “crisis” sent regional Bank equities (within the Russell 2000® Value Index) down over 18% in the month of March.

-	(Generally) Stable economic environment: All things considered – rising interest rates, problems in the banking sector, inflationary pressures -- US economic performance was generally steady in 2023. A healthy labor market has been a key factor, with the unemployment rate hovering near multi-decade lows.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400
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-	Growing Expectations of a Fed Pivot: Equity markets rose sharply in the fourth quarter as softer inflation data, falling treasury yields, and more favorable commentary from the Federal Reserve points to a less restrictive monetary backdrop in 2024.

Performance Review and Positioning

Over the 12-month period ended 12/31/2023, the Kennedy Small Cap Value fund returned 16.55% (net of fees), outperforming the Russell 2000® Value Benchmark by 190 basis points. Relative outperformance in the fund was driven primarily by positive stock selection in the Materials, Industrials, and Consumer Discretionary sectors. This was partially offset by weaker relative returns from holdings in the Healthcare, Energy, and Real Estate sectors.

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas and are not driven by a top-down forecast or macroeconomic model. As of 12/31/23, the largest overweight sectors in the portfolio (relative to the Russell 2000® Value Benchmark) were Industrials, Materials, and Information Technology. The largest underweight sectors relative to the benchmark were Communication Services, Financials, and Energy.

Outlook

The volatility experienced in 2023 (and for the last 4 years!) reinforces the advantages of being a fundamentals-based, process-oriented investor in an increasingly uncertain world. Our greatest strength lies in our ability to adhere to a consistent process that emphasizes corporate performance and valuation discipline. This sounds simple, but it’s not easy. Short-term fluctuations in securities prices – caused by excitement around new technologies and themes, changes in financial conditions, etc. -- creates misleading narratives and distorts true underlying business value. Anchoring our investment process to proven value creation drivers, as well as maintaining a long-term investment horizon, is paramount to distinguishing between winners and losers.

Compounding franchise value over the long-term requires the combination of two key elements: 1) The ability to generate above-average returns on capital through an economic cycle, and 2) Opportunities to reinvest cash flows back into the business at attractive rates of return. In our opinion, companies that consistently generate substandard (or negative) returns – regardless of narratives and short-term price movements -- are destined to destroy shareholder value over time. The poor share price performance of money-losing companies over the last 20+ years – as shown in the chart below – confirms this view.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400
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By staying disciplined to our process, we believe we can construct a portfolio of companies that in aggregate have superior fundamental attributes relative to the overall market, but at valuation levels that give us a sufficient margin of safety. We believe this is a winning recipe for portfolio returns over the long term.

We welcome the opportunity to discuss any questions or concerns you may have, and we thank you for the opportunity you have given us to manage your account.

Sincerely,

Frank Latuda, Jr., CFA®

Chief Investment Officer & Portfolio Manager

McAfee Burke, CFA®

Portfolio Manager, Research Analyst

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400
9

The views in this letter were as of December 31, 2023, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the Kennedy Capital Small Cap Value fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small capitalization (“Small cap”) stocks. Small cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies. Must be preceded or accompanied by a prospectus.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400
10

Kennedy Capital ESG SMID Cap Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2500™ Index. Results include the reinvestment of all dividends and capital gains.

Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance characteristics of the true small to mid-cap opportunity set. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2023	1 Year	Since Inception	Inception Date
Institutional Class	16.56%	10.71%	06/28/19
Russell 2500™ Index	17.42%	8.69%	06/28/19

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825.

Gross and net expense ratios for the Institutional Class shares were 1.52% and 0.82%, respectively, which were the amounts stated in the current prospectus dated April 30, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.82% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

11

Kennedy Capital ESG SMID Cap Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

Kennedy Capital Small Cap Growth Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2000® Growth Index. Results include the reinvestment of all dividends and capital gains.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2023	1 Year	Since Inception	Inception Date
Institutional Class	16.53%	6.31%	04/27/22
Russell 2000® Growth Index	18.66%	7.36%	04/27/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund returns will fluctuate over long and short-term period. Periods over one year are annualized.

Gross and net expense ratio for the Institutional Class shares were 37.88% and 0.89%, respectively, which were the amounts stated in the current prospectus dated April 30, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.89% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

13

Kennedy Capital Small-Cap Growth Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

Kennedy Capital Small Cap Value Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2000® Value Index. Results include the reinvestment of all dividends and capital gains.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2023	1 Year	Since Inception Inception	Inception Date
Institutional Class	16.55%	9.32%	04/27/22
Russell 2000® Value Index	14.65%	4.62%	04/27/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund returns will fluctuate over long and short-term period. Periods over one year are annualized.

Gross and net expense ratio for the Institutional Class shares were 10.08% and 0.89%, respectively, which were the amounts stated in the current prospectus dated April 30, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.89% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

15

Kennedy Capital Small-Cap Value Fund

FUND PERFORMANCE at December 31, 2023 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS — 97.1%
	CONSUMER DISCRETIONARY — 10.9%
5,026	Brunswick Corp.	$486,265
1,125	Cavco Industries, Inc.*	389,948
2,839	Columbia Sportswear Co.	225,814
4,685	Helen of Troy, Ltd.*,1	565,995
1,888	Lithia Motors, Inc. - Class A	621,681
11,446	LKQ Corp.	547,004
3,153	Papa John's International, Inc.	240,353
934	Pool Corp.	372,395
13,281	Steven Madden Ltd.	557,802
2,104	TopBuild Corp.*	787,443
1,216	Ulta Beauty, Inc.*	595,828
1,502	Vail Resorts, Inc.	320,632
7,493	Wyndham Hotels & Resorts, Inc.	602,512
		6,313,672
	CONSUMER STAPLES — 1.3%
9,279	Darling Ingredients, Inc.*	462,466
53,030	SunOpta, Inc.*,1	290,074
		752,540
	ENERGY — 1.7%
13,703	ChampionX Corp.	400,265
29,661	DMC Global, Inc.*	558,220
		958,485
	FINANCIALS — 14.7%
3,413	Assurant, Inc.	575,056
9,153	Brown & Brown, Inc.	650,870
7,237	Commerce Bancshares, Inc.	386,528
9,763	East West Bancorp, Inc.	702,448
3,353	Euronet Worldwide, Inc.*	340,296
926	FactSet Research Systems, Inc.	441,748
5,351	Globe Life, Inc.	651,324
7,955	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	219,399
2,740	Jack Henry & Associates, Inc.	447,743
1,343	LPL Financial Holdings, Inc.	305,694
7,058	Popular, Inc.[1]	579,250
7,140	SouthState Corp.	602,973
8,137	Stifel Financial Corp.	562,674
10,025	Voya Financial, Inc.	731,424
10,150	Western Alliance Bancorp	667,768
6,830	Wintrust Financial Corp.	633,483
		8,498,678
17

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE — 15.6%
43,257	AdaptHealth Corp.*	$315,344
12,358	Avantor, Inc.*	282,133
15,792	Axonics, Inc.*	982,736
2,738	Axsome Therapeutics, Inc.*	217,917
2,852	Charles River Laboratories International, Inc.*	674,213
1,296	Chemed Corp.	757,836
9,552	Encompass Health Corp.	637,310
10,461	Enovis Corp.*	586,025
23,244	Evolent Health, Inc. - Class A*	767,749
5,135	Globus Medical, Inc., Class A*	273,644
8,142	Halozyme Therapeutics, Inc.*	300,928
1,902	ICON PLC*,1	538,399
4,149	ICU Medical, Inc.*	413,821
3,757	Integer Holdings Corp.*	372,244
8,620	Ionis Pharmaceuticals, Inc.*	436,086
1,597	Krystal Biotech, Inc.*	198,124
10,134	LivaNova PLC*,1	524,333
3,155	Neurocrine Biosciences, Inc.*	415,703
17,561	Zimvie, Inc.*	311,708
		9,006,253
	INDUSTRIALS — 26.1%
8,217	Albany International Corp. - Class A	807,074
7,724	Arcosa, Inc.	638,311
1,067	Axon Enterprise, Inc.*	275,638
17,643	Barnes Group, Inc.	575,691
1,539	CACI International, Inc. - Class A*	498,420
2,062	Carlisle Cos., Inc.	644,231
5,821	Casella Waste Systems, Inc. - Class A*	497,463
2,991	Chart Industries, Inc.*	407,763
4,248	Crane Co.	501,859
24,185	Enerpac Tool Group Corp. - Class A	751,912
4,304	ESCO Technologies, Inc.	503,697
32,412	Gates Industrial Corp. PLC*,1	434,969
5,506	Hexcel Corp.	406,067
2,278	IDEX Corp.	494,577
4,721	Middleby Corp.*	694,789
4,211	MSA Safety, Inc.	710,943
2,018	Nordson Corp.	533,075
2,922	Paylocity Holding Corp.*	481,692
5,832	Regal Rexnord Corp.	863,253
17,787	Shoals Technologies Group, Inc. - Class A*	276,410
6,605	SPX Technologies, Inc.*	667,171
4,470	Stanley Black & Decker, Inc.	438,507
4,333	Tetra Tech, Inc.	723,308
18

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
26,200	Thermon Group Holdings, Inc.*	$853,334
8,448	Trex Co., Inc.*	699,410
4,267	WNS Holdings Ltd. ADR*	269,674
14,340	Zurn Elkay Water Solutions Corp.	421,739
		15,070,977
	INFORMATION TECHNOLOGY — 13.0%
12,875	Allegro MicroSystems, Inc.*	389,726
9,706	Coherent Corp.*	422,502
3,792	CyberArk Software Ltd.*,1	830,638
10,148	Descartes Systems Group, Inc.*,1	853,041
13,465	Everbridge, Inc.*	327,334
1,597	F5, Inc.*	285,831
5,133	Kulicke & Soffa Industries, Inc.	280,878
4,185	OSI Systems, Inc.*	540,074
2,706	Perficient, Inc.*	178,109
2,205	Rogers Corp.*	291,214
5,284	TD SYNNEX Corp.	568,611
2,558	Teledyne Technologies, Inc.*	1,141,610
3,297	Teradyne, Inc.	357,790
13,873	Trimble, Inc.*	738,044
8,037	Vishay Precision Group, Inc.*	273,821
		7,479,223
	MATERIALS — 4.6%
10,676	Avient Corp.	443,801
4,959	Crown Holdings, Inc.	456,674
3,692	Knife River Corp.*	244,337
14,089	Livent Corp.*	253,320
3,114	Reliance Steel & Aluminum Co.	870,924
3,702	RPM International, Inc.	413,254
		2,682,310
	REAL ESTATE — 6.8%
10,903	Cousins Properties, Inc. - REIT	265,488
2,558	EastGroup Properties, Inc. - REIT	469,495
19,659	Independence Realty Trust, Inc. - REIT	300,783
2,512	Jones Lang LaSalle, Inc.*	474,441
19,278	Kite Realty Group Trust - REIT	440,695
32,709	Macerich Co. - REIT	504,700
5,535	National Storage Affiliates Trust - REIT	229,536
6,995	Rexford Industrial Realty, Inc. - REIT	392,420
3,021	Sun Communities, Inc. - REIT	403,757
31,931	Xenia Hotels & Resorts, Inc., REIT	434,900
		3,916,215
19

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES — 2.4%
33,527	Atlantica Sustainable Infrastructure PLC[1]	$720,831
17,887	Essential Utilities, Inc.	668,079
		1,388,910
	TOTAL COMMON STOCKS
	(Cost $49,755,105)	56,067,263

Principal Amount
	SHORT-TERM INVESTMENTS — 3.6%
$2,059,218	Goldman Sachs FS Government Fund - Institutional Class, 5.17%[2]	2,059,218
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,059,218)	2,059,218

	TOTAL INVESTMENTS — 100.7%
	(Cost $51,814,323)	58,126,481
	Liabilities in Excess of Other Assets — (0.7)%	(383,466)
	NET ASSETS — 100.0%	$57,743,015

REIT – Real Estate Investment Trusts

PLC – Public Limited Company

ADR – American Depository Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

20

Kennedy Capital ESG SMID Cap Fund

SUMMARY OF INVESTMENTS

As of December 31, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	26.1%
Health Care	15.6%
Financials	14.7%
Information Technology	13.0%
Consumer Discretionary	10.9%
Real Estate	6.8%
Materials	4.6%
Utilities	2.4%
Energy	1.7%
Consumer Staples	1.3%
Total Common Stocks	97.1%
Short-Term Investments	3.6%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

21

Kennedy Capital Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS — 103.1%
	COMMUNICATION SERVICES — 2.1%
1,224	Magnite, Inc.*	$11,432

	CONSUMER DISCRETIONARY — 11.4%
42	Installed Building Products, Inc.	7,678
34	Lithia Motors, Inc. - Class A	11,196
49	Marriott Vacations Worldwide Corp.	4,160
158	Planet Fitness, Inc. - Class A*	11,534
191	Skyline Champion Corp.*	14,184
56	Wingstop, Inc.	14,368
		63,120
	CONSUMER STAPLES — 5.4%
121	elf Beauty, Inc.*	17,465
181	Performance Food Group Co*	12,516
		29,981
	FINANCIALS — 6.8%
131	Axos Financial, Inc.*	7,152
397	BRP Group, Inc. - Class A*	9,536
143	Shift4 Payments, Inc. - Class A*	10,631
133	Triumph Financial, Inc.*	10,664
		37,983
	HEALTH CARE — 20.7%
595	ADMA Biologics, Inc.*	2,689
317	Artivion, Inc.*	5,668
199	Avadel Pharmaceuticals PLC - ADR*	2,810
391	Avid Bioservices, Inc.*	2,541
174	Axonics, Inc.*	10,828
171	Bicycle Therapeutics PLC - ADR*	3,092
106	Bruker Corp.	7,789
836	DocGo, Inc.*	4,673
253	Edgewise Therapeutics, Inc.*	2,768
283	Evolent Health, Inc. - Class A*	9,347
218	Fortrea Holdings, Inc.*	7,608
154	Globus Medical, Inc., Class A*	8,207
179	Halozyme Therapeutics, Inc.*	6,616
72	Ionis Pharmaceuticals, Inc.*	3,642
40	Ligand Pharmaceuticals, Inc.*	2,857
98	LivaNova PLC*,1	5,071
42	MoonLake Immunotherapeutics*,1	2,536
11	OmniAb, Inc. Earnout Shares[2]	—
11	OmniAb, Inc. Earnout Shares[2]	—
212	Option Care Health, Inc.*	7,142
220	Phathom Pharmaceuticals, Inc.*	2,009
22

Kennedy Capital Small Cap Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
131	Protagonist Therapeutics, Inc.*	$3,004
245	Surgery Partners, Inc.*	7,838
176	Verona Pharma PLC - ADR*	3,499
122	Viking Therapeutics, Inc.*	2,270
		114,504
	INDUSTRIALS — 29.4%
409	ACV Auctions, Inc. - Class A*	6,196
502	Array Technologies, Inc.*	8,434
120	ASGN, Inc.*	11,541
42	Axon Enterprise, Inc.*	10,850
148	Casella Waste Systems, Inc. - Class A*	12,648
79	Chart Industries, Inc.*	10,770
44	Comfort Systems USA, Inc.	9,050
58	Crane Co.	6,852
466	Leonardo DRS, Inc.*	9,339
78	MasTec, Inc.*	5,906
67	NV5 Global, Inc.*	7,445
44	Paylocity Holding Corp.*	7,253
69	Tetra Tech, Inc.	11,518
133	Trex Co., Inc.*	11,011
98	UFP Industries, Inc.	12,304
306	WillScot Mobile Mini Holdings Corp.*	13,617
127	WNS Holdings Ltd. ADR*	8,026
		162,760
	INFORMATION TECHNOLOGY — 24.9%
79	Ambarella, Inc.*,1	4,842
71	BILL Holdings, Inc.*	5,793
37	CyberArk Software Ltd.*,1	8,105
159	Five9, Inc.*	12,512
522	Harmonic, Inc.*	6,807
72	Impinj Inc*	6,482
505	Informatica, Inc. - Class A*	14,337
59	Insight Enterprises, Inc.*	10,454
125	MACOM Technology Solutions Holdings, Inc.*	11,619
230	Napco Security Technologies, Inc.	7,877
36	Onto Innovation, Inc.*	5,504
219	PagerDuty, Inc.*	5,070
90	Perficient, Inc.*	5,924
382	SentinelOne, Inc. - Class A*	10,482
44	SiTime Corp.*	5,372
55	Synaptics, Inc.*	6,274
393	Vertex, Inc.*	10,587
		138,041
23

Kennedy Capital Small Cap Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE — 2.4%
357	Independence Realty Trust, Inc. - REIT	$5,462
81	Innovative Industrial Properties, Inc. - REIT	8,167
		13,629
	TOTAL COMMON STOCKS
	(Cost $493,052)	571,450
	EXCHANGE-TRADED FUNDS — 2.3%
50	iShares Russell 2000 Growth ETF	12,611
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $11,380)	12,611

Principal Amount
	SHORT-TERM INVESTMENTS — 3.9%
$21,525	Goldman Sachs FS Government Fund - Institutional Class, 5.17%[3]	21,525
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $21,525)	21,525

	TOTAL INVESTMENTS — 109.3%
	(Cost $525,957)	605,586
	Liabilities in Excess of Other Assets — (9.3)%	(51,496)
	NET ASSETS — 100.0%	$554,090

ADR – American Depository Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

ETF – Exchange-Traded Fund

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $0.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

24

Kennedy Capital Small Cap Growth Fund

SUMMARY OF INVESTMENTS

As of December 31, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	29.4%
Information Technology	24.9%
Health Care	20.7%
Consumer Discretionary	11.4%
Financials	6.8%
Consumer Staples	5.4%
Real Estate	2.4%
Communication Services	2.1%
Total Common Stocks	103.1%
Exchange-Traded Funds	2.3%
Short-Term Investments	3.9%
Total Investments	109.3%
Liabilities in Excess of Other Assets	(9.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

25

Kennedy Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS — 98.7%
	CONSUMER DISCRETIONARY — 8.9%
641	America's Car-Mart, Inc.*	$48,569
5,673	Bloomin' Brands, Inc.	159,695
2,861	Brinker International, Inc.*	123,538
260	Cavco Industries, Inc.*	90,121
12,890	Dana, Inc.	188,323
1,095	Green Brick Partners, Inc.*	56,874
834	Installed Building Products, Inc.	152,472
1,432	J. Jill, Inc.*	36,917
1,010	Johnson Outdoors, Inc. - Class A	53,954
561	LCI Industries	70,523
3,418	Modine Manufacturing Co.*	204,055
420	Mohawk Industries, Inc.*	43,470
3,198	Steven Madden Ltd.	134,316
		1,362,827
	CONSUMER STAPLES — 2.6%
3,089	BellRing Brands, Inc. - Class A*	171,223
5,156	Calavo Growers, Inc.	151,638
7,819	Duckhorn Portfolio, Inc.*	77,017
		399,878
	ENERGY — 6.9%
4,134	ChampionX Corp.	120,754
2,582	Civitas Resources, Inc.	176,557
1,881	Helmerich & Payne, Inc.	68,130
5,063	Northern Oil and Gas, Inc.	187,685
11,324	Oil States International, Inc.*	76,890
15,178	ProPetro Holding Corp.*	127,192
3,908	SM Energy Co.	151,318
21,369	Southwestern Energy Co.*	139,967
		1,048,493
	FINANCIALS — 25.2%
4,024	1st Source Corp.	221,119
1,582	American Equity Investment Life Holding Co.*	88,276
9,253	Banc of California, Inc.	124,268
5,362	Bank OZK	267,188
3,410	BankUnited, Inc.	110,586
3,235	Cadence Bank	95,724
3,483	Columbia Banking System, Inc.	92,926
2,897	Enterprise Financial Services Corp.	129,351
18,281	Heritage Commerce Corp.	181,347
9,818	Home BancShares, Inc.	248,690
2,411	Horace Mann Educators Corp.	78,840
355	Houlihan Lokey, Inc.	42,568
26

Kennedy Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
2,154	Lakeland Financial Corp.	$140,355
6,746	National Bank Holdings Corp. - Class A	250,884
4,051	Origin Bancorp, Inc.	144,094
6,891	Peapack-Gladstone Financial Corp.	205,490
2,451	Pinnacle Financial Partners, Inc.	213,776
980	Piper Sandler Cos.	171,373
1,350	SouthState Corp.	114,007
3,702	Stifel Financial Corp.	255,993
3,224	Texas Capital Bancshares, Inc.*	208,367
5,254	WaFd, Inc.	173,172
3,098	Wintrust Financial Corp.	287,339
		3,845,733
	HEALTH CARE — 8.1%
11,246	AdaptHealth Corp.*	81,983
1,579	Addus HomeCare Corp.*	146,610
2,453	ANI Pharmaceuticals, Inc.*	135,259
12,125	Catalyst Pharmaceuticals, Inc.*	203,821
4,656	Halozyme Therapeutics, Inc.*	172,086
2,338	LeMaitre Vascular, Inc.	132,705
1,177	Mesa Laboratories, Inc.	123,314
4,204	Owens & Minor, Inc.*	81,011
3,357	Simulations Plus, Inc.	150,226
		1,227,015
	INDUSTRIALS — 20.9%
483	Acuity Brands, Inc.	98,933
1,540	Alamo Group, Inc.	323,693
13,065	Aris Water Solutions, Inc. - Class A	109,615
2,067	Astec Industries, Inc.	76,892
3,235	AZZ, Inc.	187,921
3,838	Barnes Group, Inc.	125,234
1,067	Chart Industries, Inc.*	145,464
4,984	Enerpac Tool Group Corp. - Class A	154,952
855	EnPro, Inc.	134,013
4,104	Gibraltar Industries, Inc.*	324,134
2,252	Helios Technologies, Inc.	102,128
1,565	IES Holdings, Inc.*	123,979
5,493	Insteel Industries, Inc.	210,327
805	Miller Industries, Inc.	34,043
704	Oshkosh Corp.	76,321
632	Regal Rexnord Corp.	93,549
1,311	Simpson Manufacturing Co., Inc.	259,552
1,037	UFP Industries, Inc.	130,195
286	Valmont Industries, Inc.	66,784
27

Kennedy Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
8,085	Wabash National Corp.	$207,138
1,124	WESCO International, Inc.	195,441
		3,180,308
	INFORMATION TECHNOLOGY — 6.4%
14,789	Cambium Networks Corp.*,1	88,734
1,996	Coherent Corp.*	86,886
1,508	Diodes, Inc.*	121,424
5,063	Ichor Holdings Ltd.*,1	170,269
1,313	Insight Enterprises, Inc.*	232,651
3,203	MaxLinear, Inc.*	76,135
1,031	Plexus Corp.*	111,482
1,581	Progress Software Corp.	85,848
		973,429
	MATERIALS — 7.0%
2,422	Carpenter Technology Corp.	171,478
965	Eagle Materials, Inc.	195,741
1,908	H.B. Fuller Co.	155,330
3,254	Hawkins, Inc.	229,147
901	Materion Corp.	117,247
913	Quaker Chemical Corp.	194,852
		1,063,795
	REAL ESTATE — 9.2%
5,767	Alpine Income Property Trust, Inc. - REIT	97,520
4,050	American Assets Trust, Inc. - REIT	91,165
4,019	Community Healthcare Trust, Inc. - REIT	107,066
3,495	COPT Defense Properties - REIT	89,577
636	EastGroup Properties, Inc. - REIT	116,731
2,677	Essential Properties Realty Trust, Inc. - REIT	68,424
8,325	Kite Realty Group Trust - REIT	190,309
9,263	Macerich Co. - REIT	142,928
2,714	National Storage Affiliates Trust - REIT	112,550
2,771	NexPoint Residential Trust, Inc. - REIT	95,406
3,009	PotlatchDeltic Corp. - REIT	147,742
11,038	Xenia Hotels & Resorts, Inc., REIT	150,338
		1,409,756
	UTILITIES — 3.5%
1,875	ALLETE, Inc.	114,675
1,186	American States Water Co.	95,378
3,689	Avista Corp.	131,845
1,209	IDACORP, Inc.	118,869
28

Kennedy Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
2,658	UGI Corp.	$65,387
		526,154
	TOTAL COMMON STOCKS
	(Cost $13,131,213)	15,037,388

Principal Amount
	SHORT-TERM INVESTMENTS — 2.0%
$307,806	Goldman Sachs FS Government Fund - Institutional Class, 5.17%[2]	307,806
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $307,806)	307,806

	TOTAL INVESTMENTS — 100.7%
	(Cost $13,439,019)	15,345,194
	Liabilities in Excess of Other Assets — (0.7)%	(102,352)
	NET ASSETS — 100.0%	$15,242,842

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

29

Kennedy Capital Small Cap Value Fund

SUMMARY OF INVESTMENTS

As of December 31, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	25.2%
Industrials	20.9%
Real Estate	9.2%
Consumer Discretionary	8.9%
Health Care	8.1%
Materials	7.0%
Energy	6.9%
Information Technology	6.4%
Utilities	3.5%
Consumer Staples	2.6%
Total Common Stocks	98.7%
Short-Term Investments	2.0%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

30

Kennedy Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2023

	Kennedy Capital ESG SMID Cap Fund	Kennedy Capital Small Cap Growth Fund	Kennedy Capital Small Cap Value Fund
Assets:
Investments, at value (cost $51,814,323, $525,957 and $13,439,019, respectively)	$58,126,481	$605,586	$15,345,194
Receivables:
Investment securities sold	138,377	-	-
Fund shares sold	321	-	-
Dividends and interest	44,190	344	10,963
Due from Advisor	-	13,464	4,700
Prepaid expenses	8,348	1,172	3,643
Total assets	58,317,717	620,566	15,364,500

Liabilities:
Payables:
Investment securities purchased	484,391	-	57,819
Offering costs - Advisor	-	16,685	16,685
Advisory fees	18,033	-	-
Fund administration and accounting fees	13,576	7,574	3,741
Transfer agent fees and expenses	5,557	2,657	2,114
Custody fees	2,514	2,586	4,538
Trustees' deferred compensation (Note 3)	17,117	5,337	5,524
Auditing fees	16,780	16,101	17,101
Legal fees	7,032	8,326	6,196
Chief Compliance Officer fees	4,269	693	697
Trustees' fees and expenses	-	2,008	741
Accrued other expenses	5,433	4,509	6,502
Total liabilities	574,702	66,476	121,658
Commitments and contingencies (Note 3)

Net Assets	$57,743,015	$554,090	$15,242,842

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$53,636,871	$506,370	$13,224,629
Total distributable earnings (accumulated deficit)	4,106,144	47,720	2,018,213
Net Assets	$57,743,015	$554,090	$15,242,842

Maximum Offering Price per Share:
Institutional Class:
Net assets applicable to shares outstanding	$57,743,015	$554,090	$15,242,842
Shares of beneficial interest issued and outstanding	3,945,629	50,697	1,353,252
Net asset value, offering and redemption price per share	$14.63	$10.93	$11.26

See accompanying Notes to Financial Statements.

31

Kennedy Capital Funds

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Kennedy Capital ESG SMID Cap Fund	Kennedy Capital Small Cap Growth Fund	Kennedy Capital Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $388, $0 and $0, respectively)	$463,006	$2,129	$201,533
Interest	79,791	986	20,892
Total investment income	542,797	3,115	222,425
Expenses:
Advisory fees	341,480	4,128	89,249
Fund administration and accounting fees	97,039	71,151	70,527
Transfer agent fees and expenses	36,363	8,587	10,669
Custody fees	8,574	6,154	17,172
Registration fees	25,081	13,953	8,953
Legal fees	16,518	21,098	16,536
Auditing fees	16,002	11,101	12,102
Trustees' fees and expenses	12,913	10,369	9,369
Miscellaneous	9,001	5,522	8,038
Chief Compliance Officer fees	7,924	8,085	8,085
Shareholder reporting fees	6,001	4,140	4,665
Insurance fees	3,693	1,408	4,089
Offering costs	-	2,700	2,700
Total expenses	580,589	168,396	262,154
Advisory fees recovered (waived)	(207,238)	(4,128)	(89,249)
Other expenses reimbursed	-	(159,787)	(76,038)
Net expenses	373,351	4,481	96,867
Net investment income (loss)	169,446	(1,366)	125,558
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(1,703,470)	(22,863)	237,364
Net change in unrealized appreciation (depreciation) on investments	9,143,891	102,832	1,987,899
Net realized and unrealized gain (loss)	7,440,421	79,969	2,225,263
Net Increase (Decrease) in Net Assets from Operations	$7,609,867	$78,603	$2,350,821

See accompanying Notes to Financial Statements.

32

Kennedy Capital ESG SMID Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$169,446	$(2,449)
Net realized gain (loss) on investments	(1,703,470)	(453,594)
Net change in unrealized appreciation (depreciation) on investments	9,143,891	(4,608,674)
Net increase (decrease) in net assets resulting from operations	7,609,867	(5,064,717)
Distributions to Shareholders:
Institutional Class	(164,162)	(178,033)
Total distributions to shareholders	(164,162)	(178,033)
Capital Transactions:
Net proceeds from shares sold:
Institutional Class	12,627,508	31,318,748
Reinvestment of distributions:
Institutional Class	135,105	173,506
Cost of shares redeemed:
Institutional Class	(1,355,821)	(685,560)
Net increase (decrease) in net assets from capital transactions	11,406,792	30,806,694
Total increase (decrease) in net assets	18,852,497	25,563,944
Net Assets:
Beginning of period	38,890,518	13,326,574
End of period	$57,743,015	$38,890,518
Capital Share Transactions:
Shares sold:
Institutional Class	949,939	2,260,237
Shares reinvested:
Institutional Class	9,869	13,461
Shares redeemed:
Institutional Class	(103,303)	(50,411)
Net increase (decrease) in capital share transactions	856,505	2,223,287

See accompanying Notes to Financial Statements.

33

Kennedy Capital Small Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Period April 27, 2022* through December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(1,366)	$(1,948)
Net realized gain (loss) on investments	(22,863)	638
Net change in unrealized appreciation (depreciation) on investments	102,832	(23,203)
Net increase (decrease) in net assets resulting from operations	78,603	(24,513)
Distributions to Shareholders:
Institutional Class	(2,185)	(4,670)
Total distributions to shareholders	(2,185)	(4,670)
Capital Transactions:
Net proceeds from shares sold:
Institutional Class	-	500,000
Reinvestment of distributions:
Institutional Class	2,185	4,670
Net increase (decrease) in net assets from capital transactions	2,185	504,670
Total increase (decrease) in net assets	78,603	475,487
Net Assets:
Beginning of period	475,487	-
End of period	$554,090	$475,487
Capital Share Transactions:
Shares sold:
Institutional Class	-	50,000
Shares reinvested:
Institutional Class	217	480
Net increase (decrease) in capital share transactions	217	50,480

*	Commencement of operations.

See accompanying Notes to Financial Statements.

34

Kennedy Capital Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Period April 27, 2022* through December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$125,558	$14,851
Net realized gain (loss) on investments	237,364	67,387
Net change in unrealized appreciation (depreciation) on investments	1,987,899	(81,724)
Net increase (decrease) in net assets resulting from operations	2,350,821	514
Distributions to Shareholders:
Institutional Class	(260,461)	(72,993)
Total distributions to shareholders	(260,461)	(72,993)
Capital Transactions:
Net proceeds from shares sold:
Institutional Class	7,798,896	5,618,769
Reinvestment of distributions:
Institutional Class	257,531	71,045
Cost of shares redeemed:
Institutional Class	(518,558)	(2,722)
Net increase (decrease) in net assets from capital transactions	7,537,869	5,687,092
Total increase (decrease) in net assets	9,628,229	5,614,613
Net Assets:
Beginning of period	5,614,613	-
End of period	$15,242,842	$5,614,613
Capital Share Transactions:
Shares sold:
Institutional Class	809,454	564,097
Shares reinvested:
Institutional Class	24,387	7,000
Shares redeemed:
Institutional Class	(51,418)	(268)
Net increase (decrease) in capital share transactions	782,423	570,829

*	Commencement of operations.

See accompanying Notes to Financial Statements.

35

FINANCIAL HIGHLIGHTS

Kennedy Capital ESG SMID Cap Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period June 28, 2019* through December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.59	$15.39	$13.11	$10.86	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.05	- [2]	(0.01)	- [2]	0.01
Net realized and unrealized gain (loss)	2.03	(2.74)	3.31	2.28	0.87
Total from investment operations	2.08	(2.74)	3.30	2.28	0.88

Less Distributions:
From net investment income	(0.04)	(0.01)	-	(0.03)	(0.02)
From net realized gain	-	(0.05)	(1.02)	-	-
Total distributions	(0.04)	(0.06)	(1.02)	(0.03)	(0.02)
Net asset value, end of period	$14.63	$12.59	$15.39	$13.11	$10.86
Total return[3]	16.56%	(17.82)%	25.47%	20.98%	8.83%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,743	$38,891	$13,327	$6,368	$1,390
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.28%	1.52%	2.49%	15.92%	19.45%[5]
After fees waived and expenses absorbed/recovered	0.82%	0.82%	0.82%	0.82%	0.82%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(0.08)%	(0.71)%	(1.75)%	(15.08)%	(18.53)%[5]
After fees waived and expenses absorbed/recovered	0.38%	(0.01)%	(0.08)%	0.02%	0.10%[5]
Portfolio turnover rate	58%	50%	87%	63%	27%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

36

FINANCIAL HIGHLIGHTS

Kennedy Capital Small Cap Growth Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2023	For the Period April 27, 2022* through December 31, 2022
Net asset value, beginning of period	$9.42	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.04)
Net realized and unrealized gain (loss)	1.58	(0.45)
Total from investment operations	1.55	(0.49)
Less Distributions:
From net investment income	(0.04)	(-)[2]
From net realized gain	-	(0.09)
Total distributions	(0.04)	(0.09)
Net asset value, end of period	$10.93	$9.42
Total return[3]	16.53%	(4.89)%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$554	$475
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	33.44%	37.88%[5]
After fees waived and expenses absorbed/recovered	0.89%	0.89%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(32.82)%	(37.59)%[5]
After fees waived and expenses absorbed/recovered	(0.27)%	(0.60)%[5]
Portfolio turnover rate	37%	17%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

37

FINANCIAL HIGHLIGHTS

Kennedy Capital Small Cap Value Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2023	For the Period April 27, 2022* through December 31, 2022
Net asset value, beginning of period	$9.84	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.12	0.08
Net realized and unrealized gain (loss)	1.50	(0.11)
Total from investment operations	1.62	(0.03)
Less Distributions:
From net investment income	(0.09)	(0.03)
From net realized gain	(0.11)	(0.10)
Total distributions	(0.20)	(0.13)
Net asset value, end of period	$11.26	$9.84
Total return[2]	16.55%	(0.34)%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,243	$5,615
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	2.41%	10.08%[4]
After fees waived and expenses absorbed/recovered	0.89%	0.89%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(0.37)%	(8.06)%[4]
After fees waived and expenses absorbed/recovered	1.15%	1.13%[4]
Portfolio turnover rate	50%	220%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

38

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1 – Organization

Kennedy Capital ESG SMID Cap Fund (the ‘‘ESG SMID Cap Fund”), Kennedy Capital Small Cap Growth Fund (the “Small Cap Growth Fund”), and Kennedy Capital Small Cap Value Fund (the “Small Cap Value Fund”) are organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Kennedy Capital ESG SMID Cap Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on June 28, 2019. The Fund’s Investor Class shares are not currently available for purchase.

The Kennedy Capital Small Cap Growth Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on April 27, 2022. The Fund’s Investor Class shares are not currently available for purchase.

The Kennedy Capital Small Cap Value Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on April 27, 2022. The Fund’s Investor Class shares are not currently available for purchase.

With regards to the ESG SMID Cap Fund, the Small Cap Growth Fund, and the Small Cap Value Fund, the shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds’ might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Funds’ valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Funds’ must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

39

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Small Cap Growth Fund and the Small Cap Value Fund each incurred offering costs of $16,496, respectively, which was amortized over a one-year period from April 27, 2022 (commencement of operations).

(c) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.

40

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

As of and during the years ended December 31, 2020 through December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Kennedy Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following levels of each Fund’s average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the investment advisory fee annual rate and the expense cap by Fund and by Class:

	Investment Advisory	Total Limit on Annual Operating Expenses
	Fees	Institutional Class
ESG SMID Cap Fund	0.75%	0.82%
Small Cap Growth Fund	0.82%	0.89%
Small Cap Value Fund	0.82%	0.89%

For the year ended December 31 2023, the Advisor waived its advisory fees and absorbed other expenses totaling $207,238, $163,915, and $165,287 for the ESG SMID Cap Fund, Small Cap Growth Fund, and Small Cap Value Fund, respectively. The Advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2023, the amount of these potentially recoverable expenses was $638,931, $283,985, and $285,706 for the ESG SMID Cap Fund, Small Cap Growth Fund, and Small Cap Value Fund, respectively. The potential recoverable amount is noted as "Commitments and contingencies" as reported on the Statements of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

41

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

	ESG SMID Cap Fund	Small Cap Growth Fund	Small Cap Value Fund
2024	214,965	-	-
2025	216,728	120,070	120,419
2026	207,238	163,915	165,287
Total	$638,931	$283,985	$285,706

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2023, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and will be disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income will be included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2023 are reported on the Statements of Operations.

42

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

Note 4 – Federal Income Taxes

At December 31, 2023, gross unrealized appreciation and depreciation of investments owned by the funds, based on cost for federal income tax purposes were as follows:

	ESG SMID Cap Fund	Small Cap Growth Fund	Small Cap Value Fund

Cost of investments	$52,207,226	$526,304	$13,447,521

Gross unrealized appreciation	$8,018,330	$121,502	$2,463,923
Gross unrealized depreciation	(2,099,075)	(42,220)	(566,250)
Net unrealized appreciation (depreciation) on investments	$5,919,255	$79,282	$1,897,673

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
ESG SMID Cap Fund	$1,766	$(1,766)
Small Cap Growth Fund	(13)	13
Small Cap Value Fund	-	-

As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ESG SMID Cap Fund	Small Cap Growth Fund	Small Cap Value Fund

Undistributed ordinary income	$1,027	$716	$30,948
Undistributed long-term gains	-	-	95,116
Tax accumulated earnings	1,027	716	126,064

Accumulated capital and other losses	$(1,797,021)	$(26,941)	$-

Unrealized appreciation (depreciation) on investments	5,919,255	79,282	1,897,673
Unrealized deferred compensation	(17,117)	(5,337)	(5,524)

Total accumulated earnings (deficit)	$4,106,144	$47,720	$2,018,213

43

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

As of December 31, 2023 the Funds had net capital loss carryovers as follows:

Not Subject to Expiration
	ST	LT
ESG SMID Cap Fund	$-	$1,797,021
Small Cap Growth Fund	-	26,941
Small Cap Value Fund	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of the distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	ESG SMID Cap Fund		Small Cap Growth Fund		Small Cap Value Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$164,162	$118,992	$2,185	$4,488	$245,119	$72,700
Long-term capital gains	-	59,041	-	222	15,342	292
Total distributions paid	$164,162	$178,033	$2,185	$4,670	$260,461	$72,992

Note 5 – Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
ESG SMID Cap Fund	$36,759,100	$25,726,729
Small Cap Growth Fund	214,750	196,817
Small Cap Value Fund	12,653,777	5,286,917

Note 6 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan with respect to its Investor Class shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Investor Class shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Investor Class shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. As of December 31, 2023, the Investor Class shares had not commenced operations. Institutional Class shares are not subject to any distribution or service fees under the plan.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expects the risk of loss to be remote.

44

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

45

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Funds’ assets carried at fair value:

ESG SMID Cap Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$56,067,263	$-	$-	$56,067,263
Short-Term Investments	2,059,218	-	-	2,059,218
Total Assets	$58,126,481	$-	$-	$58,126,481

[1]	For a detailed break-out of common stocks by sector, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Small Cap Growth Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks
Communication Services	$11,432	$-	$-	$11,432
Consumer Discretionary	63,120	-	-	63,120
Consumer Staples	29,981	-	-	29,981
Financials	37,983	-	-	37,983
Health Care	114,504	-	0	114,504
Industrials	162,760	-	-	162,760
Information Technology	138,041	-	-	138,041
Real Estate	13,629	-	-	13,629
Exchange-Traded Funds	12,611	-	-	12,611
Short-Term Investments	21,525	-	-	21,525
Total Assets	$605,586	$-	$-	$605,586

*	The Fund did not hold any Level 2 securities at period end.
**	The Fund held Level 3 securities valued at zero at period end.

Small Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$15,037,388	$-	$-	$15,037,388
Short-Term Investments	307,806	-	-	307,806
Total Assets	$15,345,194	$-	$-	$15,345,194

[1]	For a detailed break-out of common stocks by sector, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.
46

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Small Cap Growth Fund
Beginning balance December 31, 2022	$0
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	-
Net purchases	-
Return of Capital	-
Net sales	-
Balance as of December 31, 2023	$0

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023:

Small Cap Growth Fund
Asset Class	Fair Value at 12/31/2023	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Common Stock	$0	Market Approach	Discount for lack of marketability	$0	N/A	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events

Note 10- New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

47

Kennedy Capital Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2023

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of Kennedy Capital Management

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Kennedy Capital ESG SMID Cap Fund, Kennedy Capital Small Cap Growth Fund, Kennedy Capital Small Cap Value Fund (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of December 31, 2023, the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Kennedy Capital ESG SMID Cap Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the four years in the period ended December 31, 2023 and for the period June 28, 2019 (commencement of operations) through December 31, 2019
Kennedy Capital Small Cap Growth Fund and Kennedy Capital Small Cap Value Fund	For the year ended December 31, 2023	For the year ended December 31, 2023 and for the period April 27, 2022 (commencement of operations) through December 31, 2022	For the year ended December 31, 2023 and for the period April 27, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

49

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 29, 2024

50

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Results of Shareholder Meeting

At the meeting held on March 29, 2023, shareholders of each Fund approved the new investment advisory agreement between the Trust, on behalf of the Funds, and Kennedy Capital Management LLC, pursuant to which Kennedy Capital Management LLC will continue to serve as investment advisor to the Funds. The results of the shareholder meeting are as follows:

Fund	For	Against	Abstain	Total
ESG SMID Cap Fund	2,300,836	-	1,446	2,302,282
Small Cap Growth Fund	50,480	-	-	50,480
Small Cap Value Fund	448,356	-	-	448,356

Long-Term Capital Gain Designation

For the fiscal year ended December 31, 2023, the Small Cap Value Fund designates $15,342 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the fiscal year ended December 31, 2023, 100%, 49.41% and 62.90%, respectively, of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Kennedy Capital ESG SMID Cap, Kennedy Capital Small Cap Growth and Kennedy Capital Small Cap Value Funds, are designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the fiscal year ended December 31, 2023, 100%, 53.20% and 63.98% of dividends to be paid from net investment income, including short-term capital gains (if any) from the Kennedy Capital ESG SMID Cap, Kennedy Capital Small Cap Growth and Kennedy Capital Small Cap Value Funds, are designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 882-8825. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	3	Monachil Credit Income Fund, a closed-end investment company.

51

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustees:
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	3	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	3	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	3	Investment Managers Series Trust III, a registered investment company (includes 5 portfolios), Source Capital, Inc., a closed-end investment company.
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President and Trust Platform Director, (2024 – present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	3	Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, Infinity Core Alternative Fund,

52

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Pender Real Estate Credit Fund, First Trust Hedged Strategies Fund, and Felicitas Private Markets Fund, each a closed-end investment company.

53

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Interested Trustees:
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	3	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management

(2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

[c]	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of 48 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
[e]	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
54

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Effective January 19, 2023, Eric M. Banhazl, who served as a Trustee of the Trust from September 2013 to January 19, 2023, is serving as a Trustee Emeritus of the Trust.  As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

55

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on July 19, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Kennedy Capital ESG SMID Cap Fund

Kennedy Capital Small Cap Growth Fund

Kennedy Capital Small Cap Value Fund

The Board has appointed Kennedy Capital Management, Inc., the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from May 1, 2022 through April 30, 2023 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;
•	An overview of market liquidity for each Fund during the Program Reporting Period;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

56

Kennedy Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

57

Kennedy Capital Funds

EXPENSE EXAMPLES

For the Six Months Ended December 31, 2023 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The information in the rows titled “Actual Performance” of the tables below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kennedy Capital ESG SMID Cap Fund	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	7/1/23	12/31/23	7/1/23–12/31/23
Actual Performance	$1,000.00	$1,087.90	$4.32
Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.
58

Kennedy Capital Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2023 (Unaudited)

Kennedy Capital Small Cap Growth Fund	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	7/1/23	12/31/23	7/1/23–12/31/23
Actual Performance	$1,000.00	$1,031.70	$4.56
Hypothetical (5% annual return before expenses)	1,000.00	1,020.72	4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Kennedy Capital Small Cap Value Fund	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	7/1/23	12/31/23	7/1/23–12/31/23
Actual Performance	$1,000.00	$1,117.80	$4.75
Hypothetical (5% annual return before expenses)	1,000.00	1,020.72	4.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.
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Kennedy Capital Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

Kennedy Capital Management LLC

10829 Olive Boulevard, Suite 100
St. Louis, Missouri 63141

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Kennedy Capital ESG SMID Cap Fund – Institutional Class	KESGX	46141T562
Kennedy Capital Small Cap Growth Fund – Institutional Class	KGROX	46144X305
Kennedy Capital Small Cap Value Fund – Institutional Class	KVALX	46144X503

Privacy Principles of the Kennedy Capital Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Kennedy Capital Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 882-8825 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 882-8825 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Kennedy Capital ESG SMID Cap Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (877) 882-8825.

Kennedy Capital Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 882-8825

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-882-8825.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$40,500	$28,000
Audit-Related Fees	N/A	N/A
Tax Fees	$7,500	$7,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/08/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/08/2024